MADISON BOND FUND, INC.
            6411 Mineral Point Road
            Madison, WI  53705
            (608) 273-2020

                                     March 5, 1996

            Securities & Exchange Commission
            Attn:  Filing Desk
            450 Fifth Street NW
            Washington, DC  20549

                                     Re:  Madison Bond Fund, Inc.
                                          Reg. No. 33-31800

            Dear Sirs:

            Enclosed please find the Annual Report for the above named registrant, covering the year ended December 31,1995. This report has been mailed to all shareholders of record.

            This filing is intended to fulfill the requirements of
            Section 24(b) and Section 30(b)(2) of the Investment Company
            Act.




                                     Sincerely,



                                     Katherine L. Frank
                                     Vice President



            Dear Shareholder:

                 We are pleased to report that the Madison Bond Fund
            increased 13.9% in 1995. Last year's explosive recovery was most welcome following 1994, the worst calendar year return on record. The boom/bust conditions of the past two years have been extremely unusual. During this time, your Fund gained approximately 12%, weathering the storm in 1994, and participating nicely in 1995.
                 Early in 1995, we predicted a ``bounce'' in bond prices
            as interest rates backed down somewhat after the huge upward move in 1994. We positioned your Fund to take advantage of this by being more aggressive in our intermediate bond holdings. As the year played out, the economy slowed, inflationary pressures subsided, the Federal Reserve started lowering interest rates, and bond prices moved higher. While the rally in the bond market during 1995 led to double digit returns, it also means that we are once again at the lowest yields in many decades.
                 Looking ahead...  The question on everyone's mind is
            ``Should we be concerned about a repeat of 1994?'' or more optimistically, ``Will the 1995 trend continue?'' Simply put, another 14% return in 1996 is not expected. Interest rates would have to drop significantly from their already low levels to produce double digit returns this year. Recession fears could produce such a result. However, this seems unlikely given the momentum in the economy today. On the other hand, a repeat of 1994 seems improbable as well. Although yields are back to the levels seen prior to the disaster in 1994, the environoment is quite different today. Heading into 1994, the economy was soaring, commodity prices were rising (feeding an increase in inflationary pressures) and the Federal Reserve was moving to raise short-term interest rates in an attempt to slow economic growth.
            Today, the economy has weakened in response to the 1994 Fed tightening, inflationary pressures have subsided and the Federal Reserve has begun to ease short-term rates.
                 The likely outcome is that returns in 1996 will
            probably be more subdued relative to the past two years. A return to some normalcy should result in a solid year for your Fund -- dull in comparison to 1995, but attractive nonetheless. While the fundamental indicators suggest a quieter environment this year, the budget debate and the upcoming elections will undoubtedly provide some excitement in the months ahead. In addition, interest rates have already fallen from 8% to 6% based on several key economic assumptions. If any one of these assumptions fails to materialize, the market will be vulnerable.
                 While it is tempting to reflect on 1995, we are quickly
            refocusing on getting off to a positive start in 1996. Our discipline of generating consistent returns with limited risk should continue to be rewarded in the year ahead. We wish you the best in 1996.

                                          Sincerely,



                                          Katherine L. Frank
                                          Vice President


            MADISON BOND FUND, INC.
            STATEMENT OF NET ASSETS


            Schedule of Investments
            December 31, 1995
                                                       Principal      Market
                                                       Amount         Value
                                                       -------      --------

               Fixed Income Investments - 93.6%
               -----


               Treasury Securities - 49.8%
               U.S. Treasury Notes 5.13%
               due 3/31/96                            $790,000    $ 789,960
               U.S. Treasury Notes 6.50%
               due 11/30/96                          1,200,000    1,213,914
               U.S. Treasury Notes 6.25%
               due 5/31/00                             340,000      352,009
               U.S. Treasury Notes 5.88%
               due 2/15/04                             515,000      526,803
                                                                  ---------


               Total Treasury Securities (cost
               $2,816,091)                                        $2,882,686
                                                                  ----------



               CMO/Remic Securities - 10.7%

               Residential Funding 7.0%
               due 12/25/07                            $150,000   $ 150,093
               Ryland Accept. Corp. 9.0%
               due 8/01/18                             153,132      164,281

               FNMA Remic 6.75% due
               5/25/19                                 300,000      307,875
                                                                  ---------


               Total CMO/Remic Securities
               (cost $601,638)                                    $ 622,249
                                                                  ---------


               Corporate Bonds - 33.1%
               Ford Capital BV 9.38% due
               5/15/01                                 $300,000   $ 345,969
               Price/Costco Wholesale
               Corp. 5.75% due 5/15/02                 250,000      238,027
               Georgia Pacific 9.95% due
               6/15/02                                 235,000      280,826
               Morgan Stanley 8.10% due
               6/24/02                                 200,000      221,334
               Tenneco, Inc. 7.88% due
               10/01/02                                125,000      136,149
               RJR Nabisco 8.63% due
               12/01/02                                100,000      104,421
               Norwest Financial 7.0% due
               01/15/03                                340,000      360,015
               Reynolds Metals 9.0% due
               08/15/03                                200,000      231,831
                                                                  ---------



               Total Corporate Bonds
               (cost $1,842,337)                                  $1,918,572
                                                                  ----------


               Total Fixed Income
               Investments (cost
               $5,260,066)                                        $5,423,507
                                                                  ----------


               Short Term Investments -- 5.4%

               Variable Rate Demand Notes
               American Family Financial
               Services 5.49% due 1/1/96               $31,445    $  31,445
               General Mills, Inc. 5.49%
               due 1/1/96                              107,900      107,900
               Sara Lee Corp. 5.47% due
               1/1/96                                  175,305      175,305
                                                                  ---------


               Total Short Term
               Investments (cost
               $314,650)                                          $ 314,650
                                                                  ---------



               Cash & Receivables Less
               -----------------------

               Liabilities - 1.0%                                 $  53,747
               ------------------                                 ---------



               TOTAL NET ASSETS --
               Equivalent to $21.17 per
               share on 273,562.599
               shares of $.01 par value capital
               stock outstanding
               (authorized capital stock
               - 5,600,000 shares),
               and paid-in capital
               aggregated $5,947,098                              $5,791,904
                                                                  ==========



               See Accompanying Notes to Financial Statements





                                           Period Ended December 31,

                                           -------------------------


                                       1995   1994   1993   1992   1991   1990*
    NET ASSET VALUE:
     Beginning of year...             $19.62 $21.21 $21.14 $21.87 $20.55 $20.00


    INCOME FROM INVESTMENT OPERATIONS:


     Net investment income..          $ 1.17 $ 1.15 $ 1.03 $ 1.08 $ 1.22 $  .51
     Net realized & unrealized gains
      or (losses) on securities         1.55  (1.59)   .24   (.21)  1.58    .55

     Total from investment operations $ 2.72 $ (.44)$ 1.27 $  .87 $ 2.80 $ 1.06


    LESS DISTRIBUTIONS:


     Dividends from net income.     $(1.17)$(1.15)$(1.03)$(1.04)$(1.27)$ (.51)
     Capital gains distributions.      .00    .00   (.17)  (.15)  (.21)   .00
     Return of capital                 .00    .00    .00   (.41)   .00    .00


    NET ASSET VALUE:


     End of year                    $21.17 $19.62 $21.21 $21.14 $21.87 $20.55

    TOTAL RETURN                     14.11% (2.11%) 6.04%  4.08% 14.01%  5.35%


            MADISON BOND FUND, INC.
            STATEMENTS OF CHANGES IN NET ASSETS

                                             Year Ended           Year Ended
                                        December 31, 1995  December 31, 1994
                                        -----------------  -----------------


            Investment Activities
            Net Investment Income                    $330,915      $458,097
            Income Distributions to
               Shareholders
               ($1.17and $1.15 per share,
               respectively)                         (331,429)     (456,563)
                                                     ---------     ---------

               Increase (Decrease) in
               Undistributed Net
               Investment Income                     $   (514)     $  1,534
                                                     ---------     --------

            Net Realized (Losses) from
               Security Transactions                 $(94,831)     $(225,357)
                                                     ---------     ----------

            Increase (Decrease) in
               Unrealized Appreciation               $561,921      $(414,326)
                                                     --------      ---------

               Increase (Decrease) in
               Undistributed Net Assets
               Derived From Investment
               Activities                            $466,576      $(638,149)
                                                     ========      ==========

            Shares Sold and Redeemed
            Net Proceeds from Shares
               Issued
               (8,641 and 32,357 shares,
               respectively)                         $179,026      $672,172

            Net Asset Value of Shares
               Issued in Distributions
               (11,855 and 15,387 shares,
               respectively)                          246,206       309,569
                                                     --------      --------

                                                     $425,232      $981,741

            Cost of Shares Redeemed
               (112,086 and 109,879
               shares, respectively)               (2,265,740)   $(2,241,498)
                                                   -----------   -----------


             (Decrease) in Net Assets
               from Sale and Redemption
               of Fund Shares                      $(1,840,508)  $(1,259,757)
                                                   ============  ===========


            Net Assets
            Balance at Beginning of Year
               (Including undistributed
               net income of $492 and
               $(1,041) respectively)                $7,165,836    $9,063,742
            Net Increase (Decrease) from
               Investment Activities                    466,576      (638,149)
            Net (Decrease) from Shares
               Sold and Redeemed                     (1,840,508)   (1,259,757)
                                                     -----------   ----------

            Balance at End of Year
               (Including undistributed
               net investment income of
               ($22) and $492
               respectively)                         $5,791,904    $7,165,836
                                                     ==========    ==========

                      See Accompanying Notes to Financial Statements.


            MADISON BOND FUND, INC.
            STATEMENTS OF OPERATIONS


                                                 Year Ended       Year Ended
                                                 Dec. 31, 1995  Dec.31, 1994

            Income:
            Interest                                  $412,281      $556,524
                                                      --------      --------



            Expenses:
            Auditing Fee                              $ 4,822       $ 4,841
            Custodial Fee                               2,826         3,485
            Directors' Fee                              3,000         2,250
            Distribution Fee                           15,079        20,829
            Fidelity Bond                               1,242         1,242
            Investment Advisor Fee                     30,159        41,658
            Legal Fee                                   1,219         1,102
            Licensing Fee                               3,182         3,323
            Printing Cost                               2,874         2,557
            Transfer Agent Fee                         13,009        13,031
            Other Fees                                  3,954         4,109
                                                      -------       -------

                                                      $81,366       $98,427
                                                      -------       -------


            Net Investment Income                     $330,915      $458,097
                                                      ========      ========

            Ratio of Expenses to Income                 19.7%         17.7%



            Realized (Losses) on
               Investments:
            Proceeds from Sale                       $5,201,198    $7,043,031
            Cost                                      5,296,029     7,268,388
                                                      ---------     ---------


            Net Realized (Losses)                     $(94,831)     $(225,357)
                                                      ---------     ----------

            Unrealized Appreciation
               (Depreciation) on
               Investments:
            Balance, Beginning of Year                $(398,480)    $  15,846
            Balance, End of Year                        163,441      (398,480)
                                                        -------      ---------



            Increase (Decrease) in Unrealized
               Appreciation (Depreciation)           $ 561,921     $  (414,326)
                                                     ------------  -----------




            Net Realized (Losses) and
            Increase (Decrease) in
            Unrealized Appreciation
            (Depreciation)                            $467,090      $(639,683)
                                                      ========      =========

                   See Accompanying Notes to Financial Statements.



            GROWTH OF $10,000 CHART
            MADISON BOND FUND AVERAGE ANNUAL TOTAL RETURN

            1 YEAR         9.03%
            5 YEARS        6.52%




       NOTES TO FINANCIAL STATEMENTS     December 31, 1995 and 1994



       (1)  Significant Accounting Principles
            Madison Bond  Fund, Inc.  began operations  on April  23,
            1990. The Fund is registered under the Investment
            Company Act of 1940 as amended  as an open-end management
            company.  The following is a summary of significant
            accounting principles followed by the Fund in the
            preparation of its financial statements. The policies  are
            in  conformity   with  generally  accepted accounting
            principles.

            (a)  The market quotation  for each security  is the  last
                 reported  sale   price  on   a  national   securities
                 exchange.  Other securities for which quotations  are
                 not readily  available are  valued at  fair value  as
                 determined by  the  Board  of  Directors.  Short-term
                 securities (maturing within  60 days)  are valued  on
                 the  basis   of  amortized   cost.  Securities   with
                 maturities in excess of 60 days are valued at  market
                 value.

            (b)  No provision is made  for Federal income taxes  since it is the intention  of the Fund  to comply with  the
                 provisions of the Internal Revenue Code available  to
                 investment  companies,  and  to  make  the  requisite
                 distribution to shareholders of taxable income  which
                 will  be  sufficient  to  relieve  it  from  all   or
                 substantially all Federal income taxes.

            (c)  All  percentages  for  the  various   classifications
                 relate to total net assets.

            (d)  The  Fund  follows  industry  practice  and   records
                 security transactions on  the trade  date.   Interest
                 income is accrued on a daily basis.

        (2) Cost of Investments Purchased and Proceeds of Investments
            Sold

            For the year ended December 31, 1995, the purchases and sales of investment securities (excluding short-term securities) were $3,318,195 and $5,201,198 respectively
            (purchases and sales of U.S. government obligations were $3,168,795 and $4,445,645, respectively).

       (3)  Net Realized Gains and Losses On Investments

            Net realized gains and losses on investments are computed on the basis of specifically identified certificates.
            During the year ended December 31, 1995, net realized losses would have been $(94,144) if computed on the basis of average cost.

       (4)  Federal Income Tax Carryover

            As of December 31, 1995, the  Company had a capital  loss
            carryover   for   federal   income   tax   purposes    of
            approximately $320,000 which expires as follows:

                 2002  $225,000
                 2003    95,000
                      ---------

                       $320,000

       (5)  Aggregate Cost of Securities and Undistributed  Income or
            Capital Gains

            The aggregate cost of securities for Federal income tax purposes is $5,260,066. The aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $164,110. The aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounts to $669. The net unrealized appreciation at December 31, 1995 for all securities is $163,441. Through the year ended December 31, 1995, the accumulated undistributed net investment income is ($22), and the accumulated realized capital loss is ($321,348).

       (6)  Investment Advisory Agreement

            The investment advisory agreement with Madison Investment
            Advisors, Inc., provides for an annual management fee of .50 of 1% of the average daily net assets. Such fees are remitted quarterly. The annual fee is reduced to the extent that the Fund's total annual operating expenses
            (including the advisory fee and distribution fee, but excluding interest and taxes) exceeds 2% of average daily net assets. The advisor's fee was not so reduced for the year ended December 31, 1995.

       (7)          Distribution Agreement

            The Fund has adopted a Distribution Agreement pursuant to
            Rule 12B-1 under the Investment Company Act of 1940 which
            provides for an annual distribution fee  of .25 of 1%  of
            the Fund's average daily  net assets remitted to  Madison
            Investment Advisors,  Inc. quarterly.  Such fees  are  to
            compensate Madison  Investment  Advisors,  Inc.  for  its
            expenses  incurred  on  behalf  of  the  Fund  under  the
            Distribution  Agreement.   The   Distribution   Agreement
            remains in effect only if approved annually by the Fund's
            Board of  Directors.    The  maximum  amount  payable  is
            limited to actual expenses incurred.  The  agreement does
            not obligate  the Fund  to reimburse  Madison  Investment
            Advisors, Inc.  for  all  distribution  expenses.  It  is
            likely that the annual distribution fees in the first few
            years will  not  reimburse Madison  Investment  Advisors,
            Inc. for  distribution  costs incurred.  In  later  years
            reimbursements based  on  .25%  of net  asset  value  may
            exceed current  distribution  expenses. Any  excess  will
            reduce  the  unreimbursed   costs  incurred  by   Madison
            Investment Advisors, Inc. in earlier years.

            As of  December  31,  1995,  the  following  distribution
            expenses  have  been   incurred  by  Madison   Investment
            Advisors, Inc.

            Net Commissions*                                $  4,650
            Printing and Typesetting                             437
                                                           ---------
            Total 1995  Distribution  Expenses
            Incurred  by MIA.                              $   5,087

            Unreimbursed Distribution Expenses
            at 12/31/94                                      111,723

            1995  Distribution  Fees  (.25%   of
            total net assets)                                (15,079)

            1995 Redemption Fees &  Alternative
            Payment Plan Revenue                             (39,693)
                                                           ---------

            Unreimbursed Distribution Expenses
            at 12/31/95                                     $ 62,038
                                                             ========


            * Net Commissions represents commission expense less sales charge revenue.

       (8)  Sales Charge
            There is a  sales charge  of 2.5% of  the offering  price
            (2.56% of the  net amount  invested) on  the purchase  of
            Fund shares (unless waived by broker/dealer).   The sales
            charge will be paid  to the broker or  dealer at time  of
            purchase unless  the  investor chooses  the  "Alternative
            Payment Plan".

            If the alternative payment plan is elected, the sales charge will be deducted from the shareholder's account beginning the following January 10 after the purchase and on each January 10 for the following four years. This annual amount is equal to .50% (.005) of the immediately preceding December 31 market value of the total original shares of each purchase.

       (9)  Other Transactions With Affiliates

            Madison  Investment  Advisors,  Inc.  also  receives  all
            contingent  deferred  sales   charges  imposed  on   some
            redemptions of  shares held  for less  than three  years.
            The cumulative amount of distribution fees and contingent
            deferred  sales  charges   paid  to  Madison   Investment
            Advisors, Inc. may  not exceed the  cumulative amount  of
            reimbursable distribution expenses  as set  forth in  the
            Distribution Plan.

            Certain officers and directors of the Fund are also officers and directors of Madison Investment Advisors, Inc. The Fund owed Madison Investment Advisors, Inc.
            $10,921 as of December 31, 1995.

       (10) Contingent Organizational Expenses

            Organizational expenses of $15,199 have been paid  for by
            the investment advisor. When the total net asset value of
            the  Fund  exceeds  $5,000,000   the  expenses  will   be
            amortized and reimbursed to  the investment advisor  over
            five years.

            On  August  31,  1992,  the  net  asset   value  exceeded
            $5,000,000 and the Fund began amortizing  the accumulated
            organizational costs.  For the  year ended  December  31,
            1995, $3,039 was amortized and paid to Madison Investment
            Advisors, Inc.





                            INDEPENDENT AUDITORS' REPORT





            To the Shareholders and Board of Directors
              of Madison Bond Fund, Inc.


            We have audited the accompanying statement of net assets of Madison Bond Fund, Inc., including the schedule of investments, as of December 31, 1995, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years and eight months and seven days in the period then ended. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Madison
            Bond Fund, Inc. as of December 31, 1995, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years and eight months and seven days in the period then ended, in conformity with generally accepted accounting principles.

            WILLIAMS, YOUNG & ASSOCIATES, LLC



            Madison, Wisconsin
            January 25, 1996



            MADISON BOND FUND, INC.
            6411 Mineral Point Road
            Madison, WI  53705
            (608)  273-2020
            (800)  767-0300


                                               ANNUAL REPORT
                                               December 31, 1995



            OFFICERS and DIRECTORS
              Frank E. Burgess
              President, Director

              Katherine L. Frank
              Vice President, Secretary

              Jay R. Sekelsky
              Vice President

              Christopher C. Berberet
              Treasurer

              Jacqueline Stoppleworth
              Assistant Secretary

              James R. Imhoff, Jr.
              Director

              Edmund B. Johnson
              Director

              Lorence D. Wheeler
              Director

            CUSTODIAN, TRANSFER AGENT
            and DISBURSING AGENT
              Firstar Trust Company
              P.O. Box 701
              Milwaukee, Wisconsin  53201-0701
              (414)765-4124

            COUNSEL
              Ross & Stevens, S.C.
              8000 Excelsior Drive
              Madison, Wisconsin  53717-1914
              (608)831-2100

            AUDITORS
              Williams, Young & Associates
              P.O. Box 8700
              Madison, Wisconsin  53708
              (608)274-1980

